UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 9, 2022
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01. OTHER EVENTS.	3

SIGNATURES	4

ITEM 8.01. OTHER EVENTS.
Board Approval of Stock Split
On March 9, 2022, the Board of Directors of Amazon.com, Inc. (the “Company”) approved a 20-for-1 split of the Company’s common stock to be effected through an amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”). The Amendment will also effect a proportionate increase in the number of shares of authorized common stock.
The stock split and the proportionate authorized share increase are subject to shareholder approval of the Amendment at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”), which is currently scheduled to take place on May 25, 2022. The Company’s definitive proxy statement relating to the Annual Meeting will include additional details regarding the Amendment.
Subject to shareholder approval of the Amendment, each Company shareholder of record at the close of business on May 27, 2022 will have 19 additional shares for every one share held as of such date reflected in their accounts on or about June 3, 2022. Trading is expected to begin on a split-adjusted basis on June 6, 2022.
Share Repurchase Authorization
On March 9, 2022, the Board of Directors also authorized the Company to repurchase up to $10 billion of the Company’s common stock. The program allows the Company to repurchase its shares opportunistically from time to time when it believes that doing so would enhance long-term shareholder value. The repurchase authorization does not have a fixed expiration. Purchases may be effected through one or more open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or a combination of the foregoing. This stock repurchase authorization replaces the previous $5 billion stock repurchase authorization, approved by the Board of Directors in 2016, under which the Company had repurchased $2.12 billion of its shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President
Dated: March 9, 2022
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